                                                                      SCHEDULE A

                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

     The description herein of the Mortgage Loans is based upon the estimates of the  composition  thereof as of the  Cut-off  Date,  as  adjusted to reflect the
Scheduled  Principal  Balances as of the Cut-off Date.  Prior to the issuance of the  Certificates,  Mortgage  Loans may be removed as a result of (i)  Principal
Prepayments  thereof in full prior to July 1, 2004, (ii) requirements of Moody's or S&P,  (iii)  delinquencies  or otherwise.  In any such event,  other mortgage loans may be included in the Trust. SAMI believes that the estimated information set forth herein with respect to the Mortgage Loans as presently  constituted is representative of the  characteristics  thereof at the time the Certificates are issued, although certain characteristics of the Mortgage Loans may vary.

     Notwithstanding the foregoing,  on or prior to the Closing Date,  scheduled or  unscheduled  principal  payments made with respect to the Mortgage Loans may decrease the Scheduled Principal Balance of the Mortgage Loans as of the Cut-off
Date as set fort in this Prospectus  Supplement by as much as ten percent (10%).
Accordingly, the initial principal balance of any of the Offered Certificates by the Closing  Date is subject to a decrease by as much as ten percent  (10%) from amounts shown on the front cover hereof.

       Principal Balances of the Mortgage Loans at Origination in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Original Principal Balance ($)        Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
                  0 - 100,000          93            $ 7,710,974          4.63%
            100,001 - 200,000         539             79,270,748         47.61
            200,001 - 300,000         232             56,818,118         34.13
            300,001 - 350,000          67             21,495,585         12.91
            350,001 - 400,000           1                350,667          0.21
            400,001 - 450,000           2                843,578          0.51
--------------------------------------------------------------------------------
                 Total                934          $ 166,489,670        100.00%
--------------------------------------------------------------------------------

Minimum Original Principal Balance:         $48,750
Maximum Original Principal Balance:         $424,000
Average Original Principal Balance:         $178,670

               Scheduled Principal Balances of the Mortgage Loans
                       as of the Cut-Off Date in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Scheduled Principal Balance ($)       Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
                  0 - 100,000           93          $ 7,710,974           4.63%
            100,001 - 200,000          539           79,270,748          47.61
            200,001 - 300,000          232           56,818,118          34.13
            300,001 - 350,000           67           21,495,585          12.91
            350,001 - 400,000            1              350,667           0.21
            400,001 - 450,000            2              843,578           0.51
--------------------------------------------------------------------------------
                  Total                934        $ 166,489,670         100.00%
--------------------------------------------------------------------------------

Minimum Scheduled Principal Balance:          $48,750
Maximum Scheduled Principal Balance:          $422,120
Average Scheduled Principal Balance:          $178,254

     Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Mortgage Interest Rates (%)          Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
             1.750 - 1.999              1            $ 186,959            0.11%
             2.250 - 2.499              2              429,439            0.26
             2.500 - 2.749              3              687,778            0.41
             2.750 - 2.999              6            1,506,265            0.90
             3.000 - 3.249             13            2,523,187            1.52
             3.250 - 3.499             25            4,133,330            2.48
             3.500 - 3.749             78           14,619,458            8.78
             3.750 - 3.999            109           21,034,217           12.63
             4.000 - 4.249            118           21,148,117           12.70
             4.250 - 4.499            133           23,298,062           13.99
             4.500 - 4.749             76           12,909,091            7.75
             4.750 - 4.999             84           15,426,759            9.27
             5.000 - 5.249             42            7,234,426            4.35
             5.250 - 5.499             72           12,383,787            7.44
             5.500 - 5.749             50            8,669,151            5.21
             5.750 - 5.999             41            7,387,365            4.44
             6.000 - 6.249             26            4,110,878            2.47
             6.250 - 6.499             21            3,463,886            2.08
             6.500 - 6.749             20            3,243,256            1.95
             6.750 - 6.999              9            1,369,384            0.82
             7.000 - 7.249              1              139,770            0.08
             7.250 - 7.499              2              231,631            0.14
             7.500 - 7.749              1              245,848            0.15
             7.750 - 7.999              1              107,626            0.06
--------------------------------------------------------------------------------
                  Total               934        $ 166,489,670          100.00%
--------------------------------------------------------------------------------

Minimum Mortgage Rate:                     1.875%
Maximum Mortgage Rate:                     7.875%
Weighted Average Mortgage Rate:            4.543%

                    Original Loan-to-Value Ratios* in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Original Loan-to-Value Ratios (%)     Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
             0.01 -30.00                 6             $ 980,217         0.59%
            30.01 -40.00                 4               716,908         0.43
            40.01 -50.00                10             1,417,855         0.85
            50.01 -55.00                 6             1,314,821         0.79
            55.01 -60.00                 8             1,414,861         0.85
            60.01 -65.00                25             4,910,084         2.95
            65.01 -70.00                40             7,426,379         4.46
            70.01 -75.00                52             9,514,448         5.71
            75.01 -80.00               641           113,037,911        67.89
            80.01 -85.00                14             2,912,496         1.75
            85.01 -90.00                67            11,753,955         7.06
            90.01 -95.00                59            10,878,534         6.53
            95.01 -100.00                2               211,200         0.13
--------------------------------------------------------------------------------
               Total                   934         $ 166,489,670       100.00%
--------------------------------------------------------------------------------

Weighted Average Original Loan-to-Value:         78.95%

*Loan to value ratios are  calculated by taking the Original  Principal  Balance and dividing the lesser of the  original  appraised  value and sell price of the property.

         Geographic Distribution* of the Mortgage Properties in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Geographic Distribution               Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
Alaska                                  1               $ 294,997        0.18%
Alabama                                11               1,685,193        1.01
Arkansas                                2                 191,729        0.12
Arizona                                34               5,393,474        3.24
California                            118              27,977,644       16.80
Colorado                               70              12,247,023        7.36
Connecticut                             3                 567,810        0.34
District of Columbia                    3                 626,552        0.38
Delaware                                2                 314,167        0.19
Florida                               105              17,817,293       10.70
Georgia                               169              25,732,390       15.46
Hawaii                                  4               1,265,649        0.76
Iowa                                    7               1,049,744        0.63
Idaho                                   5                 635,524        0.38
Illinois                               26               4,639,697        2.79
Indiana                                 4                 779,314        0.47
Kansas                                  5                 689,200        0.41
Kentucky                                5                 559,532        0.34
Louisiana                               3                 443,647        0.27
Massachusetts                          14               3,179,308        1.91
Maryland                               14               2,764,629        1.66
Maine                                   1                 254,686        0.15
Michigan                               22               3,303,613        1.98
Minnesota                              41               6,474,430        3.89
Missouri                                9               1,134,789        0.68
Mississippi                             2                 200,458        0.12
Montana                                 4                 505,574        0.30
North Carolina                         20               3,633,697        2.18
Nebraska                                3                 423,466        0.25
New Hampshire                           4                 812,615        0.49
New Jersey                             12               2,811,802        1.69
New Mexico                              1                 203,224        0.12
Nevada                                 30               6,269,453        3.77
New York                                3                 714,523        0.43
Ohio                                   34               5,361,730        3.22
Oregon                                 10               1,971,072        1.18
Pennsylvania                            8               1,154,236        0.69
Rhode Island                            2                 414,777        0.25
South Carolina                          7               1,301,708        0.78
South Dakota                            1                 331,524        0.20
Tennessee                               6                 851,201        0.51
Texas                                  25               3,562,092        2.14
Utah                                    4                 453,269        0.27
Virginia                               43               9,122,033        5.48
Washington                             28               5,264,151        3.16
Wisconsin                               5                 682,566        0.41
West Virginia                           1                  57,089        0.03
Wyoming                                 3                 365,378        0.22
--------------------------------------------------------------------------------
Total                                 934           $ 166,489,670      100.00%
--------------------------------------------------------------------------------

*No more than approximately  1.01% of the Mortgage Loans by Scheduled  Principal
Balance will be secured by properties located in any one zip code area.

  Credit Scores as of the Date of Origination of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Range of Credit Scores                Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
              NA                         4             $ 665,314          0.40
             575 -599                    4               883,175          0.53
             600 -619                   12             2,158,427          1.30
             620 -639                   27             5,200,041          3.12
             640 -659                  100            17,679,092         10.62
             660 -679                  155            27,779,046         16.69
             680 -699                  165            29,647,595         17.81
             700 -719                  143            24,857,530         14.93
             720 -739                  116            20,457,124         12.29
             740 -759                   91            17,025,431         10.23
             760 -779                   70            11,933,933          7.17
             780 -799                   43             7,465,763          4.48
             800 -819                    4               737,200          0.44
--------------------------------------------------------------------------------
               Total                   934         $ 166,489,670        100.00%
--------------------------------------------------------------------------------

Weighted Average Credit Score:         703

              Property Types of the Mortgage Properties in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Property Type                         Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
2-4 Family                              30           $ 5,804,739          3.49%
Condominium                            129            21,335,382         12.81
PUD                                    202            36,827,557         22.12
Single Family                          572           102,412,415         61.51
Townhouse                                1               109,576          0.07
--------------------------------------------------------------------------------
Total                                  934         $ 166,489,670        100.00%
--------------------------------------------------------------------------------

               Occupancy Status of Mortgage Properties in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Occupancy Status                      Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
Investor                               101          $ 15,500,848          9.31%
Owner Occupied                         797           145,446,701         87.36
Second Home                             36             5,542,120          3.33
--------------------------------------------------------------------------------
Total                                  934         $ 166,489,670        100.00%
--------------------------------------------------------------------------------

                 Loan Purpose of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Loan Purpose                          Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
Cash Out Refinance                     154          $ 28,203,517         16.94%
Purchase                               620           111,126,467         66.75
Rate/Term Refinance                    160            27,159,686         16.31
--------------------------------------------------------------------------------
Total                                  934         $ 166,489,670        100.00%
--------------------------------------------------------------------------------

              Documentation Type of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Documentation Type                    Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
Full Documentation                     573          $ 99,662,251         59.86%
No Documentation                       111            20,379,348         12.24
Reduced Documentation                  250            46,448,070         27.90
--------------------------------------------------------------------------------
Total                                  934         $ 166,489,670        100.00%
--------------------------------------------------------------------------------

       Original Terms to Stated Maturity of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Original Term                         Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
240                                      1              $ 98,754          0.06%
360                                    933           166,390,915         99.94
--------------------------------------------------------------------------------
Total                                  934         $ 166,489,670        100.00%
--------------------------------------------------------------------------------

Minimum Original Term to Stated Maturity (Mths):           240
Maximum Original Term to Stated Maturity (Mths):           360
Weighted Average Orig. Term to Stated Mat. (Mths):         360

      Remaining Terms to Stated Maturity of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Stated Remaining Term (Months)        Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
        180 -239                         1              $ 98,754          0.06%
        300 -359                       910           162,558,250         97.64
        360                             23             3,832,665          2.30
--------------------------------------------------------------------------------
          Total                        934          $166,489,670        100.00%
--------------------------------------------------------------------------------

Minimum Remaining Term to Stated Maturity (Mths):         236
Maximum Remaining Term to Stated Maturity (Mths):         360
Weighted Average Rem. Term to Stated Mat. (Mths):         358

                     Index of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Index                                 Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
1 Year CMT                            284            $ 51,319,196       30.82%
1 Year Libor                          144              28,653,376       17.21
6 Month Libor                         506              86,517,098       51.97
--------------------------------------------------------------------------------
Total                                 934           $ 166,489,670      100.00%
--------------------------------------------------------------------------------

           Rate Adjustment Frequency of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Rate Adjustment Frequency             Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
6 Month                                506            $ 86,517,098       51.97%
12 Month                               428              79,972,572       48.03
--------------------------------------------------------------------------------
Total                                  934           $ 166,489,670      100.00%
--------------------------------------------------------------------------------

        Months to Next Rate Adjustment* of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Months to Next Rate Adjustment        Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
               25 -  27                 2               $ 384,865         0.23%
               28 -  30                 5                 875,497         0.53
               31 -  33               382              69,349,871        41.65
               34 -  36               545              95,879,437        57.59
--------------------------------------------------------------------------------
      Total                           934           $ 166,489,670       100.00%
--------------------------------------------------------------------------------
Weighted Average Months to Next Rate Adjustment :        34

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans  still in a hybrid  period and by using next rate  adjustment for loans that are fully indexed.

         Maximum Lifetime Mortgage Rate of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Maximum Mortgage Rates (%)            Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
     9.750 or Less                     328           $ 63,177,885        37.95%
     9.751 -  10.000                   130             23,657,666        14.21
    10.001 -  10.250                    87             15,330,108         9.21
    10.251 -  10.500                    84             14,501,425         8.71
    10.501 -  10.750                    52              8,676,990         5.21
    10.751 -  11.000                    45              8,177,180         4.91
    11.001 -  11.250                    35              5,522,019         3.32
    11.251 -  11.500                    33              5,225,965         3.14
    11.501 -  11.750                    21              3,264,992         1.96
    11.751 -  12.000                    10              1,961,565         1.18
    12.001 -  12.250                     5                707,824         0.43
    12.251 -  12.500                     3                883,404         0.53
    12.501 -  12.750                     1                315,300         0.19
    12.751 -  13.000                   100             15,087,347         9.06
--------------------------------------------------------------------------------
         Total                         934          $ 166,489,670       100.00%
--------------------------------------------------------------------------------

Weighted Average Maximum Mortgage Rate:         10.323%

               Periodic Rate Cap of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Periodic Rate Cap (%)                Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
No Cap                                  99           $ 14,979,721         9.00%
1.000                                  369             65,254,207        39.19
2.000                                  464             85,725,996        51.49
2.250                                    1                421,458         0.25
5.000                                    1                108,288         0.07
--------------------------------------------------------------------------------
Total                                  934          $ 166,489,670       100.00%
--------------------------------------------------------------------------------

Weighted Average Periodic Rate Cap:         1.572%

                Initial Rate Cap of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Initial Rate Cap (%)                 Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
No Cap                                99            $ 14,979,721         9.00%
2.000                                346              62,718,718        37.67
3.000                                451              82,508,062        49.56
6.000                                 38               6,283,169         3.77
--------------------------------------------------------------------------------
Total                                934           $ 166,489,670       100.00%
--------------------------------------------------------------------------------

Weighted Average Initial Rate Cap:         2.710%

                 Gross Margin of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Gross Margins (%)                     Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
     1.501 -  2.000                    2               $ 447,435         0.27%
     2.001 -  2.500                  532              97,433,822        58.52
     2.501 -  3.000                  386              66,494,875        39.94
     3.001 -  3.500                    6                 916,714         0.55
     3.501 -  4.000                    2                 313,848         0.19
     4.001 -  4.500                    1                  98,935         0.06
     4.501 -  5.000                    5                 784,041         0.47
--------------------------------------------------------------------------------
Total                                934           $ 166,489,670       100.00%
--------------------------------------------------------------------------------

Weighted Average Gross Margin:        2.473%

             Interest Only Feature of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Interest Only Feature                Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
None                                   453           $ 81,979,430        49.24%
3 Years                                208             35,792,254        21.50
5 Years                                  2                415,950         0.25
10 Years                               271             48,302,036        29.01
--------------------------------------------------------------------------------
Total                                  934          $ 166,489,670       100.00%
--------------------------------------------------------------------------------

       Original Prepayment Penalty Term of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
Original Prepayment Penalty Term    Mortgage      Outstanding as of     Mortgage
(Months)                              Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
None                                  767           $ 138,209,891        83.01%
6                                       1                 197,257         0.12
24                                      1                 175,793         0.11
30                                      2                 464,455         0.28
36                                    163              27,442,273        16.48
--------------------------------------------------------------------------------
Total                                 934           $ 166,489,670       100.00%
--------------------------------------------------------------------------------

      Principal Balances of the Mortgage Loans at Origination in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Original Principal Balance ($)        Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
                0 -  100,000            471         $ 38,840,873         5.43%
          100,001 -  200,000          2,061          302,631,722        42.32
          200,001 -  300,000          1,080          264,626,673        37.01
          300,001 -  350,000            292           93,233,355        13.04
          350,001 -  400,000             23            8,683,442         1.21
          400,001 -  450,000              5            2,129,000         0.30
          450,001 -  500,000              5            2,357,836         0.33
          500,001 -  550,000              1              515,881         0.07
          550,001 -  600,000              1              592,895         0.08
          600,001 -  650,000              1              620,000         0.09
          700,001 -  800,000              1              792,672         0.11
--------------------------------------------------------------------------------
                Total                 3,941        $ 715,024,349       100.00%
--------------------------------------------------------------------------------

Minimum Original Principal Balance:            $30,000
Maximum Original Principal Balance:            $800,000
Average Original Principal Balance:            $181,828

               Scheduled Principal Balances of the Mortgage Loans
                       as of the Cut-Off Date in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Scheduled Principal Balance ($)       Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
                0 -  100,000           473           $ 38,996,275         5.45%
          100,001 -  200,000         2,061            302,811,717        42.35
          200,001 -  300,000         1,081            265,135,185        37.08
          300,001 -  350,000           289             92,389,446        12.92
          350,001 -  400,000            23              8,683,442         1.21
          400,001 -  450,000             5              2,129,000         0.30
          450,001 -  500,000             5              2,357,836         0.33
          500,001 -  550,000             1                515,881         0.07
          550,001 -  600,000             1                592,895         0.08
          600,001 -  650,000             1                620,000         0.09
          700,001 -  800,000             1                792,672         0.11
--------------------------------------------------------------------------------
                 Total               3,941          $ 715,024,349       100.00%
--------------------------------------------------------------------------------

Minimum Scheduled Principal Balance:           $29,883
Maximum Scheduled Principal Balance:           $792,672
Average Scheduled Principal Balance:           $181,432

    Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Mortgage Interest Rates (%)           Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
            2.500 -  2.749                1             $ 227,579         0.03%
            2.750 -  2.999                4               865,234         0.12
            3.000 -  3.249                3               413,227         0.06
            3.250 -  3.499               10             1,743,126         0.24
            3.500 -  3.749               29             5,348,853         0.75
            3.750 -  3.999               51             9,357,657         1.31
            4.000 -  4.249              101            18,392,614         2.57
            4.250 -  4.499              270            49,029,969         6.86
            4.500 -  4.749              450            81,979,800        11.47
            4.750 -  4.999              561           101,084,245        14.14
            5.000 -  5.249              407            76,345,909        10.68
            5.250 -  5.499              413            76,872,270        10.75
            5.500 -  5.749              417            79,187,251        11.07
            5.750 -  5.999              353            65,424,069         9.15
            6.000 -  6.249              266            47,386,372         6.63
            6.250 -  6.499              249            42,969,298         6.01
            6.500 -  6.749              130            22,745,461         3.18
            6.750 -  6.999              133            21,043,390         2.94
            7.000 -  7.249               50             7,914,261         1.11
            7.250 -  7.499               30             4,690,584         0.66
            7.500 -  7.749               12             1,787,081         0.25
            7.750 -  7.999                1               216,101         0.03
--------------------------------------------------------------------------------
                 Total                3,941         $ 715,024,349       100.00%
--------------------------------------------------------------------------------

Minimum Mortgage Rate:                  2.625%
Maximum Mortgage Rate:                  7.750%
Weighted Average Mortgage Rate:         5.290%

Original Loan-to-Value Ratios* in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Loan-to-Value Ratios (%)              Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
          0.01 -  30.00               11             $ 1,627,236         0.23%
         30.01 -  40.00               29               4,469,407         0.63
         40.01 -  50.00               36               6,080,865         0.85
         50.01 -  55.00               21               4,470,972         0.63
         55.01 -  60.00               49               9,864,468         1.38
         60.01 -  65.00               65              11,465,631         1.60
         65.01 -  70.00              150              30,018,041         4.20
         70.01 -  75.00              204              42,008,787         5.88
         75.01 -  80.00            2,756             500,062,024        69.94
         80.01 -  85.00               25               4,102,163         0.57
         85.01 -  90.00              353              58,842,136         8.23
         90.01 -  95.00              242              42,012,618         5.88
--------------------------------------------------------------------------------
             Total                 3,941           $ 715,024,349       100.00%
--------------------------------------------------------------------------------

Weighted Average Original Loan-to-Value:          79.26%

*Loan to value ratios are  calculated by taking the Original  Principal  Balance and dividing the lesser of the  original  appraised  value and sell price of the property.

        Geographic Distribution* of the Mortgage Properties in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Geographic Distribution               Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
Alaska                                  8           $ 2,271,963         0.32%
Alabama                                51             7,077,149         0.99
Arkansas                                2               153,371         0.02
Arizona                               196            29,357,452         4.11
California                            633           155,439,357        21.74
Colorado                              179            32,831,095         4.59
Connecticut                             9             1,838,287         0.26
District of Columbia                   32             6,471,307         0.91
Delaware                               13             2,480,999         0.35
Florida                               555            92,624,805        12.95
Georgia                               500            75,930,841        10.62
Hawaii                                 10             2,662,111         0.37
Iowa                                   31             3,543,398         0.50
Idaho                                  24             3,368,271         0.47
Illinois                               98            19,742,312         2.76
Indiana                                32             4,740,964         0.66
Kansas                                 28             3,642,028         0.51
Kentucky                               27             3,716,788         0.52
Louisiana                              12             1,786,930         0.25
Massachusettes                         38             9,001,691         1.26
Maryland                              167            32,279,452         4.51
Maine                                  11             2,390,851         0.33
Michigan                               59             8,762,133         1.23
Minnesota                             112            18,610,952         2.60
Missouri                               37             4,926,658         0.69
Mississippi                             5               675,745         0.09
Montana                                 9             1,097,746         0.15
North Carolina                        113            16,415,579         2.30
North Dakota                            1                72,059         0.01
Nebraska                                8               958,922         0.13
New Hampshire                          14             2,865,991         0.40
New Jersey                             47             9,602,422         1.34
New Mexico                             20             3,034,568         0.42
Nevada                                128            25,945,858         3.63
New York                               15             3,374,139         0.47
Ohio                                   58             7,747,343         1.08
Oklahoma                               10             1,412,058         0.20
Oregon                                 52             8,588,089         1.20
Pennsylvania                           29             4,246,652         0.59
Rhode Island                            9             1,684,260         0.24
South Carolina                         43             6,094,766         0.85
South Dakota                           10             1,207,518         0.17
Tennessee                              34             4,669,002         0.65
Texas                                  54             8,470,112         1.18
Utah                                   39             5,539,261         0.77
Virginia                              168            34,037,294         4.76
Vermont                                 3               395,644         0.06
Washington                            170            34,205,124         4.78
Wisconsin                              26             4,809,742         0.67
West Virginia                           6             1,189,937         0.17
Wyoming                                 6             1,033,354         0.14
--------------------------------------------------------------------------------
      Total                         3,941         $ 715,024,349       100.00%
--------------------------------------------------------------------------------

*No more than approximately  0.32% of the Mortgage Loans by Scheduled  Principal
Balance will be secured by properties located in any one zip code area.

 Credit Scores as of the Date of Origination of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Range of Credit Scores               Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
          NA                            12           $ 2,218,535         0.31%
         550 -  574                      1               137,953         0.02
         575 -  599                     12             1,911,737         0.27
         600 -  619                      8             1,637,599         0.23
         620 -  639                     63            13,424,896         1.88
         640 -  659                    321            58,864,185         8.23
         660 -  679                    531           100,505,446        14.06
         680 -  699                    704           130,155,646        18.20
         700 -  719                    634           112,158,050        15.69
         720 -  739                    588           103,738,663        14.51
         740 -  759                    500            88,093,594        12.32
         760 -  779                    352            62,897,380         8.80
         780 -  799                    178            32,778,170         4.58
         800 -  819                     36             6,292,695         0.88
         820 -  839                      1               209,800         0.03
--------------------------------------------------------------------------------
           Total                     3,941         $ 715,024,349       100.00%
--------------------------------------------------------------------------------

Weighted Average Credit Score:          710

             Property Types of the Mortgage Properties in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Property Type                         Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
2-4 Family                              190         $ 44,455,932         6.22%
CO-OP                                     2              324,154         0.05
Condominium                             626          107,556,753        15.04
PUD                                     827          152,336,281        21.31
Single Family                         2,286          408,767,397        57.17
Town House                               10            1,583,831         0.22
--------------------------------------------------------------------------------
      Total                           3,941        $ 715,024,349       100.00%
--------------------------------------------------------------------------------

              Occupancy Status of Mortgage Properties in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Occupancy Status                      Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
Investor                               717          $ 114,242,047        15.98%
Owner Occupied                       3,067            571,646,059        79.95
Second Home                            157             29,136,242         4.07
--------------------------------------------------------------------------------
      Total                          3,941          $ 715,024,349       100.00%
--------------------------------------------------------------------------------

                 Loan Purpose of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Loan Purpose                          Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
Cash Out Refinance                    600           $ 119,821,679        16.76%
Purchase                            2,863             506,791,172        70.88
Rate/Term Refinance                   478              88,411,498        12.36
--------------------------------------------------------------------------------
      Total                         3,941           $ 715,024,349       100.00%
--------------------------------------------------------------------------------

              Documentation Type of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Documentation Type                    Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
Full Documentation                   1,930         $ 336,319,584        47.04%
No Documentation                       475            87,472,507        12.23
Prefered Documentation                  82            16,839,896         2.36
Reduced Documentation                1,454           274,392,362        38.38
--------------------------------------------------------------------------------
      Total                          3,941         $ 715,024,349       100.00%
--------------------------------------------------------------------------------

      Original Terms to Stated Maturity of the Mortgage Loans in Group III
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Original Term                         Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
240 Months                              1               $ 198,443         0.03%
360 Months                          3,940             714,825,906        99.97
--------------------------------------------------------------------------------
      Total                         3,941           $ 715,024,349       100.00%
--------------------------------------------------------------------------------

Minimum Original Term to Stated Maturity (Mths):         240
Maximum Original Term to Stated Maturity (Mths):         360
Weighted Average Orig. Term to Stated Mat. (Mths):       360

      Remaining Terms to Stated Maturity of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Stated Remaining Term (Months)        Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
              180 -  239                 1             $ 198,443         0.03%
              300 -  359             3,799           690,895,387        96.63
              360                      141            23,930,519         3.35
--------------------------------------------------------------------------------
                 Total               3,941         $ 715,024,349       100.00%
--------------------------------------------------------------------------------

Minimum Remaining Term to Stated Maturity (Mths):        237
Maximum Remaining Term to Stated Maturity (Mths):        360
Weighted Average Rem. Term to Stated Mat. (Mths):        358

                    Index of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Index                                 Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
1 Year CMT                              836         $ 142,324,071%9.90
1 Year Libor                          1,539           297,596,959        41.62
6 Month Libor                         1,566           275,103,319        38.47
--------------------------------------------------------------------------------
      Total                           3,941         $ 715,024,349       100.00%
--------------------------------------------------------------------------------

          Rate Adjustment Frequency of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Rate Adjustment Frequency             Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
6 Month                              1,566         $ 275,103,319        38.47%
12 Month                             2,375           439,921,030        61.53
--------------------------------------------------------------------------------
      Total                          3,941         $ 715,024,349       100.00%
--------------------------------------------------------------------------------

       Months to Next Rate Adjustment* of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Months to Next Rate Adjustment        Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
               46 -  48                 3               $ 554,192         0.08%
               49 -  51                11               2,005,006         0.28
               52 -  54                35               7,280,243         1.02
               55 -  57             1,390             241,957,587        33.84
               58 -  60             2,502             463,227,321        64.78
--------------------------------------------------------------------------------
                Total               3,941           $ 715,024,349       100.00%
--------------------------------------------------------------------------------

Weighted Average Months to Next Rate Adjustment :        58

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans  still in a hybrid  period and by using next rate  adjustment for loans that are fully indexed.

        Maximum Lifetime Mortgage Rate of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Maximum Mortgage Rates (%)           Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
          9.750 or Less             1,031           $ 189,617,195        26.52%
          9.751 -  10.000             443              81,491,331        11.40
         10.001 -  10.250             363              69,453,792         9.71
         10.251 -  10.500             434              80,770,058        11.30
         10.501 -  10.750             324              62,153,625         8.69
         10.751 -  11.000             302              56,515,247         7.90
         11.001 -  11.250             254              43,801,088         6.13
         11.251 -  11.500             197              35,046,306         4.90
         11.501 -  11.750             128              20,777,811         2.91
         11.751 -  12.000             105              16,649,759         2.33
         12.001 -  12.250              66              10,763,568         1.51
         12.251 -  12.500              29               4,073,664         0.57
         12.501 -  12.750              18               2,956,586         0.41
         12.751 -  13.000             244              40,401,169         5.65
         13.001 -  13.250               2                 325,250         0.05
         13.251 -  13.500               1                 227,900         0.03
--------------------------------------------------------------------------------
              Total                 3,941           $ 715,024,349       100.00%
--------------------------------------------------------------------------------

Weighted Average Maximum Mortgage Rate:          10.505%

              Periodic Rate Cap of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Periodic Rate Cap (%)                 Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
No Cap                                 237           $ 39,322,299         5.50%
1.000                                1,191            213,679,880        29.88
1.500                                    2                318,001         0.04
1.875                                    1                300,000         0.04
2.000                                2,510            461,404,169        64.53
--------------------------------------------------------------------------------
      Total                          3,941          $ 715,024,349       100.00%
--------------------------------------------------------------------------------

Weighted Average Periodic Rate Cap:         1.683%

               Initial Rate Cap of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Initial Rate Cap (%)                 Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
No Cap                                 237         $ 39,322,299         5.50%
2.000                                    8            1,863,694         0.26
3.000                                    2              354,720         0.05
5.000                                3,557          651,633,383        91.13
6.000                                  137           21,850,253         3.06
--------------------------------------------------------------------------------
      Total                          3,941        $ 715,024,349       100.00%
--------------------------------------------------------------------------------

Weighted Average Initial Rate Cap:         5.023%

                 Gross Margin of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Gross Margins (%)                     Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
          1.501 -  2.000                4             $ 1,032,414         0.14%
          2.001 -  2.500            2,801             521,999,741        73.00
          2.501 -  3.000            1,089             185,107,576        25.89
          3.001 -  3.500               20               2,975,210         0.42
          3.501 -  4.000               12               1,765,921         0.25
          4.001 -  4.500                6                 664,511         0.09
          4.501 -  5.000                9               1,478,977         0.21
--------------------------------------------------------------------------------
             Total                  3,941           $ 715,024,349       100.00%
--------------------------------------------------------------------------------

Weighted Average Gross Margin:          2.395%

            Interest Only Feature of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Interest Only Feature                Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
None                                   1618        $ 283,147,508        39.60%
5 Years                                1352          258,142,666        36.10
10 Years                                971          173,734,175        24.30
--------------------------------------------------------------------------------
      Total                           3,941        $ 715,024,349       100.00%
--------------------------------------------------------------------------------

       Original Prepayment Penalty Term of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
Original Prepayment Penalty Term    Mortgage      Outstanding as of     Mortgage
(Months)                              Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
None                                  3,514        $ 642,981,366        89.92%
4                                         2              522,903         0.07
6                                         2              751,200         0.11
7                                         3              640,691         0.09
12                                        5            1,087,970         0.15
24                                        4              718,552         0.10
36                                      411           68,321,667         9.56
--------------------------------------------------------------------------------
Total                                 3,941        $ 715,024,349       100.00%
--------------------------------------------------------------------------------

      Principal Balances of the Mortgage Loans at Origination in Group III
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Original Principal Balance ($)        Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
                0 -  100,000            84           $ 6,824,160         6.48%
          100,001 -  200,000           354            52,347,591        49.70
          200,001 -  300,000           152            36,806,298        34.94
          300,001 -  350,000            28             8,929,071         8.48
          400,001 -  450,000             1               421,334         0.40
--------------------------------------------------------------------------------
                Total                  619         $ 105,328,454       100.00%
--------------------------------------------------------------------------------

Minimum Original Principal Balance:             $39,000
Maximum Original Principal Balance:             $422,500
Average Original Principal Balance:             $170,930

               Scheduled Principal Balances of the Mortgage Loans
                      as of the Cut-Off Date in Group III
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Scheduled Principal Balance ($)       Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
                0 -  100,000             85           $ 6,923,780         6.57%
          100,001 -  200,000            354            52,376,451        49.73
          200,001 -  300,000            152            36,977,677        35.11
          300,001 -  350,000             27             8,629,211         8.19
          400,001 -  450,000              1               421,334         0.40
--------------------------------------------------------------------------------
               Total                    619         $ 105,328,454       100.00%
--------------------------------------------------------------------------------

Minimum Scheduled Principal Balance:          $38,820
Maximum Scheduled Principal Balance:          $421,334
Average Scheduled Principal Balance:          $170,159

    Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group III
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Mortgage Interest Rates (%)           Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
            3.000 -  3.249              2               $ 406,764         0.39%
            3.250 -  3.499              1                 223,177         0.21
            3.500 -  3.749              3                 528,808         0.50
            3.750 -  3.999              4                 686,134         0.65
            4.000 -  4.249              7               1,326,730         1.26
            4.250 -  4.499             40               7,641,593         7.26
            4.500 -  4.749             97              17,591,093        16.70
            4.750 -  4.999            188              33,152,613        31.48
            5.000 -  5.249            116              18,244,905        17.32
            5.250 -  5.499             90              13,850,043        13.15
            5.500 -  5.749             43               7,049,062         6.69
            5.750 -  5.999             19               3,488,638         3.31
            6.000 -  6.249              5                 619,402         0.59
            6.250 -  6.499              2                 274,300         0.26
            6.750 -  6.999              2                 245,192         0.23
--------------------------------------------------------------------------------
                Total                 619           $ 105,328,454       100.00%
--------------------------------------------------------------------------------

Minimum Mortgage Rate:                   3.000%
Maximum Mortgage Rate:                   6.750%
Weighted Average Mortgage Rate:          4.910%

                  Original Loan-to-Value Ratios* in Group III
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of      Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Original Loan-to-Value Ratios (%)     Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
            30.01 -  40.00              4               $ 741,210         0.70%
            40.01 -  50.00             11               1,664,155         1.58
            50.01 -  55.00              6               1,290,818         1.23
            55.01 -  60.00              5                 639,696         0.61
            60.01 -  65.00             11               1,911,930         1.82
            65.01 -  70.00             20               3,991,063         3.79
            70.01 -  75.00             32               5,485,646         5.21
            75.01 -  80.00            475              80,488,796        76.42
            80.01 -  85.00             15               2,134,671         2.03
            85.01 -  90.00             14               2,235,335         2.12
            90.01 -  95.00             26               4,745,132         4.51
--------------------------------------------------------------------------------
                Total                  619           $ 105,328,454      100.00%
--------------------------------------------------------------------------------

Weighted Average Original Loan-to-Value:          78.11%

*Original Loan to value ratios are  calculated by taking the Original  Principal
Balance and dividing the lesser of the original  appraised  value and sell price of the property.

        Geographic Distribution* of the Mortgage Properties in Group III
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Geographic Distribution               Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
Alaska                                   2            $ 605,094         0.57%
Alabama                                  9            1,436,017         1.36
Arkansas                                 1              218,484         0.21
Arizona                                 21            3,247,239         3.08
California                              34            7,523,260         7.14
Colorado                                16            2,592,053         2.46
Connecticut                              2              352,883         0.34
District of Columbia                     3              831,437         0.79
Delaware                                 2              264,920         0.25
Florida                                 49            8,108,527         7.70
Georgia                                 79           13,007,130        12.35
Hawaii                                   2              450,065         0.43
Iowa                                    37            5,313,171         5.04
Idaho                                    4              519,697         0.49
Illinois                                19            4,365,170         4.14
Indiana                                 11            1,553,971         1.48
Kansas                                   8              827,630         0.79
Kentucky                                 4              672,142         0.64
Louisiana                                1               41,443         0.04
Massachusetts                            7            1,583,348         1.50
Maryland                                10            1,924,338         1.83
Michigan                                12            1,669,207         1.58
Minnesota                               40            6,334,600         6.01
Missouri                                 8            1,008,934         0.96
Mississippi                              2              297,598         0.28
Montana                                  1               69,183         0.07
North Carolina                          16            2,385,927         2.27
North Dakota                             1              111,566         0.11
Nebraska                                 8              990,310         0.94
New Hampshire                            1              292,834         0.28
New Jersey                               7            1,629,244         1.55
New Mexico                               4              649,193         0.62
Nevada                                   5              794,622         0.75
New York                                 5            1,231,587         1.17
Ohio                                    36            5,757,999         5.47
Oklahoma                                 3              440,560         0.42
Oregan                                  18            3,388,918         3.22
Pennsylvania                            22            3,148,870         2.99
Puerto Rico                              2              276,776         0.26
South Carolina                           6              991,428         0.94
South Dakota                             4              865,533         0.82
Tennessee                                8            1,250,775         1.19
Texas                                   10            1,579,890         1.50
Utah                                     5              744,406         0.71
Virginia                                24            4,697,162         4.46
Washington                              31            6,484,000         6.16
Wisconsin                               12            1,710,062         1.62
West Virginia                            2              354,130         0.34
Wyoming                                  5              735,121         0.70
--------------------------------------------------------------------------------
      Total                            619        $ 105,328,454       100.00%
--------------------------------------------------------------------------------

*No more than approximately  0.93% of the Mortgage Loans by Scheduled  Principal
Balance will be secured by properties located in any one zip code area.

 Credit Scores as of the Date of Origination of the Mortgage Loans in Group III
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Range of Credit Scores                Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
               NA                        1            $ 201,600           0.19%
              479 -  499                 3              492,409           0.47
              500 -  549                15            2,258,826           2.14
              550 -  574                13            2,174,725           2.06
              575 -  599                10            1,795,907           1.71
              600 -  619                 9            1,311,501           1.25
              620 -  639                20            3,693,201           3.51
              640 -  659                30            5,499,603           5.22
              660 -  679                77           14,233,915          13.51
              680 -  699               101           16,475,025          15.64
              700 -  719                97           15,890,764          15.09
              720 -  739               103           16,569,549          15.73
              740 -  759                63            9,935,194           9.43
              760 -  779                49            9,623,260           9.14
              780 -  799                21            3,834,152           3.64
              800 -  819                 6            1,143,023           1.09
              840 -  859                 1              195,801           0.19
--------------------------------------------------------------------------------
                Total                  619        $ 105,328,454         100.00%
--------------------------------------------------------------------------------

Weighted Average Credit Score:           700

             Property Types of the Mortgage Properties in Group III
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Property Type                         Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
2-4 Family                              8             $ 1,690,781         1.61%
Condominium                            88              14,909,688        14.16
PUD                                    55              10,303,963         9.78
Single Family                         467              78,199,310        74.24
Townhouse                               1                 224,712         0.21
--------------------------------------------------------------------------------
      Total                           619           $ 105,328,454       100.00%
--------------------------------------------------------------------------------

              Occupancy Status of Mortgage Properties in Group III
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Occupancy Status                     Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
Investor                               16             $ 2,280,026         2.16%
Owner Occupied                        595             101,195,765        96.08
Second Home                             8               1,852,663         1.76
--------------------------------------------------------------------------------
      Total                           619           $ 105,328,454       100.00%
--------------------------------------------------------------------------------

                Loan Purpose of the Mortgage Loans in Group III
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Loan Purpose                          Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
Cash Out Refinance                       35          $ 6,675,253         6.34%
Purchase                                408           68,214,511        64.76
Rate/Term Refinance                     176           30,438,690        28.90
--------------------------------------------------------------------------------
      Total                             619        $ 105,328,454       100.00%
--------------------------------------------------------------------------------

              Documentation Type of the Mortgage Loans in Group III
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Documentation Type                    Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
Full Documentation                    456            $ 77,193,178        73.29%
No Documentation                       95              15,891,430        15.09
Reduced Documentation                  68              12,243,846        11.62
--------------------------------------------------------------------------------
      Total                           619           $ 105,328,454       100.00%
--------------------------------------------------------------------------------

      Original Terms to Stated Maturity of the Mortgage Loans in Group III
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Original Term                        Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
300 Months                             2               $ 372,162         0.35%
360 Months                           617             104,956,292        99.65
--------------------------------------------------------------------------------
      Total                          619           $ 105,328,454       100.00%
--------------------------------------------------------------------------------

Minimum Original Term to Stated Maturity (Mths):         300
Maximum Original Term to Stated Maturity (Mths):         360
Weighted Average Orig. Term to Stated Mat. (Mths):       360

     Remaining Terms to Stated Maturity of the Mortgage Loans in Group III
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Stated Remaining Term (Months)        Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
240 - 299                              2               $ 372,162         0.35%
300 - 359                            617             104,956,292        99.65
--------------------------------------------------------------------------------
      Total                          619           $ 105,328,454       100.00%
--------------------------------------------------------------------------------

Minimum Remaining Term to Stated Maturity (Mths):        296
Maximum Remaining Term to Stated Maturity (Mths):        359
Weighted Average Rem. Term to Stated Mat. (Mths):        357

                    Index of the Mortgage Loans in Group III
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Index                                 Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
1 Year CMT                            499            $ 83,380,681        79.16%
1 Year Libor                           26               5,274,825         5.01
6 Month Libor                          94              16,672,947        15.83
--------------------------------------------------------------------------------
      Total                           619           $ 105,328,454       100.00%
--------------------------------------------------------------------------------

          Rate Adjustment Frequency of the Mortgage Loans in Group III
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Rate Adjustment Frequency             Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
6 Month                               94            $ 16,672,947        15.83%
12 Month                             525              88,655,506        84.17
--------------------------------------------------------------------------------
      Total                          619           $ 105,328,454       100.00%
--------------------------------------------------------------------------------

       Months to Next Rate Adjustment* of the Mortgage Loans in Group III
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Months to Next Rate Adjustment        Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
               73 -  75                 2               $ 392,241         0.37%
               76 -  78                 3                 459,124         0.44
               79 -  81               477              80,866,249        76.78
               82 -  84               137              23,610,840        22.42
--------------------------------------------------------------------------------
                Total                 619           $ 105,328,454       100.00%
--------------------------------------------------------------------------------

Weighted Average Months to Next Rate Adjustment :        81

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans  still in a hybrid  period and by using next rate  adjustment for loans that are fully indexed.

        Maximum Lifetime Mortgage Rate of the Mortgage Loans in Group III
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Maximum Mortgage Rates (%)            Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
            9.750 or Less             230            $ 42,342,901        40.20%
            9.751 -  10.000           162              27,030,472        25.66
           10.001 -  10.250            84              12,419,088        11.79
           10.251 -  10.500            51               8,147,273         7.74
           10.501 -  10.750            16               2,813,907         2.67
           10.751 -  11.000             6                 936,452         0.89
           11.001 -  11.250             4                 687,677         0.65
           11.251 -  11.500             1                 224,712         0.21
           11.501 -  11.750             1                 119,992         0.11
           11.751 -  12.000             2                 410,222         0.39
           12.251 -  12.500             1                 105,700         0.10
           12.501 -  12.750             1                 125,200         0.12
           12.751 -  13.000            60               9,964,860         9.46
--------------------------------------------------------------------------------
                Total                 619           $ 105,328,454       100.00%
--------------------------------------------------------------------------------

Weighted Average Maximum Mortgage Rate:         10.178%

              Periodic Rate Cap of the Mortgage Loans in Group III
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Periodic Rate Cap (%)                Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
No Cap                                60             $ 9,964,860         9.46%
1.000                                 31               6,168,382         5.86
2.000                                527              89,004,558        84.50
5.000                                  1                 190,654         0.18
--------------------------------------------------------------------------------
      Total                          619           $ 105,328,454       100.00%
--------------------------------------------------------------------------------

Weighted Average Periodic Rate Cap:         1.941%

               Initial Rate Cap of the Mortgage Loans in Group III
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Initial Rate Cap (%)                  Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
No Cap                                60             $ 9,964,860         9.46%
3.000                                  7               1,360,293         1.29
5.000                                550              93,772,401        89.03
6.000                                  2                 230,900         0.22
--------------------------------------------------------------------------------
      Total                          619           $ 105,328,454       100.00%
--------------------------------------------------------------------------------

Weighted Average Initial Rate Cap:        4.974%

                Gross Margin of the Mortgage Loans in Group III
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Gross Margins (%)                     Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
            1.501 -  2.000               3              $ 772,350         0.73%
            2.001 -  2.500              53             10,492,271         9.96
            2.501 -  3.000             562             93,769,761        89.03
            3.001 -  3.500               1                294,072         0.28
--------------------------------------------------------------------------------
                 Total                 619          $ 105,328,454       100.00%
--------------------------------------------------------------------------------

Weighted Average Gross Margin:           2.695%

            Interest Only Feature of the Mortgage Loans in Group III
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Interest Only Feature                Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
None                                513              86,280,255        81.92%
5 Years                               1                 308,805         0.29
7 Years                              82              14,402,855        13.67
10 Years                             23               4,336,538         4.12
--------------------------------------------------------------------------------
      Total                         619           $ 105,328,454       100.00%
--------------------------------------------------------------------------------

      Original Prepayment Penalty Term of the Mortgage Loans in Group III
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
Original Prepayment Penalty Term    Mortgage      Outstanding as of     Mortgage
(Months)                              Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
None                                  607           $ 103,126,831        97.91%
12                                      7               1,360,293         1.29
24                                      1                 137,025         0.13
36                                      4                 704,305         0.67
--------------------------------------------------------------------------------
      Total                           619           $ 105,328,454       100.00%
--------------------------------------------------------------------------------

   Principal Balances of the Mortgage Loans at Origination in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Original Principal Balance ($)        Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
                0 -  100,000            648         $ 53,376,007         5.41%
          100,001 -  200,000          2,954          434,250,060        44.00
          200,001 -  300,000          1,464          358,251,089        36.30
          300,001 -  350,000            387          123,658,011        12.53
          350,001 -  400,000             24            9,034,109         0.92
          400,001 -  450,000              8            3,393,912         0.34
          450,001 -  500,000              5            2,357,836         0.24
          500,001 -  550,000              1              515,881         0.05
          550,001 -  600,000              1              592,895         0.06
          600,001 -  650,000              1              620,000         0.06
          700,001 -  800,000              1              792,672         0.08
--------------------------------------------------------------------------------
                 Total                5,494        $ 986,842,472       100.00%
--------------------------------------------------------------------------------

Minimum Original Principal Balance:           $30,000
Maximum Original Principal Balance:           $800,000
Average Original Principal Balance:           $180,063

               Scheduled Principal Balances of the Mortgage Loans
                   as of the Cut-Off Date in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Scheduled Principal Balance ($)      Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
                0 -  100,000            651         $ 53,631,029         5.43%
          100,001 -  200,000          2,954          434,458,917        44.03
          200,001 -  300,000          1,465          358,930,979        36.37
          300,001 -  350,000            383          122,514,242        12.41
          350,001 -  400,000             24            9,034,109         0.92
          400,001 -  450,000              8            3,393,912         0.34
          450,001 -  500,000              5            2,357,836         0.24
          500,001 -  550,000              1              515,881         0.05
          550,001 -  600,000              1              592,895         0.06
          600,001 -  650,000              1              620,000         0.06
          700,001 -  800,000              1              792,672         0.08
--------------------------------------------------------------------------------
                Total                 5,494        $ 986,842,472       100.00%
--------------------------------------------------------------------------------

Minimum Scheduled Principal Balance:             $29,883
Maximum Scheduled Principal Balance:             $792,672
Average Scheduled Principal Balance:             $179,622

                      Mortgage Rates of the Mortgage Loans
                   as of the Cut-Off Date in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Mortgage Interest Rates (%)           Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
            1.750 -  1.999                1             $ 186,959         0.02%
            2.250 -  2.499                2               429,439         0.04
            2.500 -  2.749                4               915,358         0.09
            2.750 -  2.999               10             2,371,498         0.24
            3.000 -  3.249               18             3,343,178         0.34
            3.250 -  3.499               36             6,099,633         0.62
            3.500 -  3.749              110            20,497,119         2.08
            3.750 -  3.999              164            31,078,008         3.15
            4.000 -  4.249              226            40,867,462         4.14
            4.250 -  4.499              443            79,969,624         8.10
            4.500 -  4.749              623           112,479,984        11.40
            4.750 -  4.999              833           149,663,616        15.17
            5.000 -  5.249              565           101,825,239        10.32
            5.250 -  5.499              575           103,106,099        10.45
            5.500 -  5.749              510            94,905,463         9.62
            5.750 -  5.999              413            76,300,072         7.73
            6.000 -  6.249              297            52,116,652         5.28
            6.250 -  6.499              272            46,707,484         4.73
            6.500 -  6.749              150            25,988,718         2.63
            6.750 -  6.999              144            22,657,967         2.30
            7.000 -  7.249               51             8,054,030         0.82
            7.250 -  7.499               32             4,922,215         0.50
            7.500 -  7.749               13             2,032,929         0.21
            7.750 -  7.999                2               323,727         0.03
--------------------------------------------------------------------------------
                 Total                5,494         $ 986,842,472       100.00%
--------------------------------------------------------------------------------

Minimum Mortgage Rate:                   1.875%
Maximum Mortgage Rate:                   7.875%
Weighted Average Mortgage Rate:          5.123%

               Original Loan-to-Value Ratios* in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Loan-to-Value Ratios (%)              Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
             0.01 -  30.00               17           $ 2,607,453         0.26%
            30.01 -  40.00               37             5,927,525         0.60
            40.01 -  50.00               57             9,162,876         0.93
            50.01 -  55.00               33             7,076,612         0.72
            55.01 -  60.00               62            11,919,026         1.21
            60.01 -  65.00              101            18,287,645         1.85
            65.01 -  70.00              210            41,435,483         4.20
            70.01 -  75.00              288            57,008,881         5.78
            75.01 -  80.00            3,872           693,588,732        70.28
            80.01 -  85.00               54             9,149,330         0.93
            85.01 -  90.00              434            72,831,426         7.38
            90.01 -  95.00              327            57,636,284         5.84
            95.01 -  100.00               2               211,200         0.02
--------------------------------------------------------------------------------
                 Total                5,494         $ 986,842,472       100.00%
--------------------------------------------------------------------------------

Weighted Average Original Loan-to-Value:          79.08%

*Loan to value ratios are  calculated by taking the Original  Principal  Balance and dividing the lesser of the  original  appraised  value and sell price of the property.

     Geographic Distribution* of the Mortgage Properties in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Geographic Distribution               Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
Alaska                                  11            $ 3,172,053         0.32%
Alabama                                 71             10,198,358         1.03
Arkansas                                 5                563,584         0.06
Arizona                                251             37,998,164         3.85
California                             785            190,940,261        19.35
Colorado                               265             47,670,171         4.83
Connecticut                             14              2,758,979         0.28
Disrict of Columbia                     38              7,929,295         0.80
Delaware                                17              3,060,086         0.31
Florida                                709            118,550,625        12.01
Georgia                                748            114,670,361        11.62
Hawaii                                  16              4,377,826         0.44
Iowa                                    75              9,906,313         1.00
Idaho                                   33              4,523,491         0.46
Illinois                               143             28,747,178         2.91
Indiana                                 47              7,074,250         0.72
Kansas                                  41              5,158,857         0.52
Kentucky                                36              4,948,462         0.50
Louisiana                               16              2,272,019         0.23
Massachusetts                           59             13,764,347         1.39
Maryland                               191             36,968,419         3.75
Maine                                   12              2,645,537         0.27
Michigan                                93             13,734,952         1.39
Minnesota                              193             31,419,983         3.18
Missouri                                54              7,070,381         0.72
Mississippi                              9              1,173,801         0.12
Montana                                 14              1,672,503         0.17
North Carolina                         149             22,435,204         2.27
North Dakota                             2                183,625         0.02
Nebraska                                19              2,372,698         0.24
New Hampshire                           19              3,971,441         0.40
New Jersey                              66             14,043,468         1.42
New Mexico                              25              3,886,986         0.39
Nevada                                 163             33,009,933         3.35
New York                                23              5,320,249         0.54
Ohio                                   128             18,867,072         1.91
Oklahoma                                13              1,852,618         0.19
Oregan                                  80             13,948,078         1.41
Pennsylvania                            59              8,549,759         0.87
Rhode Island                            13              2,375,812         0.24
Souht Carolina                          56              8,387,902         0.85
South Dakota                            15              2,404,574         0.24
Tennessee                               48              6,770,979         0.69
Texas                                   89             13,612,094         1.38
Utah                                    48              6,736,936         0.68
Virginia                               235             47,856,489         4.85
Vermont                                  3                395,644         0.04
Washington                             229             45,953,275         4.66
Wisconsin                               43              7,202,370         0.73
West Virginia                            9              1,601,156         0.16
Wyoming                                 14              2,133,852         0.22
--------------------------------------------------------------------------------
      Total                          5,494          $ 986,842,472       100.00%
--------------------------------------------------------------------------------

*No more than approximately  0.29% of the Mortgage Loans by Scheduled  Principal
Balance will be secured by properties located in any one zip code area.

                   Credit Scores as of the Date of Origination
                    of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Range of Credit Scores                Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
               NA                        17           $ 3,085,449         0.31%
              479 -  499                  3               492,409         0.05
              500 -  549                 15             2,258,826         0.23
              550 -  574                 14             2,312,678         0.23
              575 -  599                 26             4,590,818         0.47
              600 -  619                 29             5,107,527         0.52
              620 -  639                110            22,318,137         2.26
              640 -  659                451            82,042,880         8.31
              660 -  679                763           142,518,407        14.44
              680 -  699                970           176,278,266        17.86
              700 -  719                874           152,906,344        15.49
              720 -  739                807           140,765,336        14.26
              740 -  759                654           115,054,219        11.66
              760 -  779                471            84,454,573         8.56
              780 -  799                242            44,078,084         4.47
              800 -  819                 46             8,172,918         0.83
              820 -  839                  1               209,800         0.02
              840 -  859                  1               195,801         0.02
--------------------------------------------------------------------------------
                Total                 5,494         $ 986,842,472       100.00%
--------------------------------------------------------------------------------

Weighted Average Credit Score:          708

          Property Types of the Mortgage Properties in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Property Type                         Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
2-4 Family                             228          $ 51,951,453         5.26%
CO-OP                                    2               324,154         0.03
Condo                                  843           143,801,823        14.57
PUD                                  1,084           199,467,802        20.21
Single Family                        3,325           589,379,121        59.72
Townhouse                               12             1,918,119         0.19
--------------------------------------------------------------------------------
      Total                          5,494         $ 986,842,472       100.00%
--------------------------------------------------------------------------------

           Occupancy Status of Mortgage Properties in Total Portfolo
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Occupancy Status                      Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
Investor                                834        $ 132,022,922        13.38%
Owner Occupied                        4,459          818,288,525        82.92
Second Home                             201           36,531,026         3.70
--------------------------------------------------------------------------------
      Total                           5,494        $ 986,842,472       100.00%
--------------------------------------------------------------------------------

             Loan Purpose of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Loan Purpose                          Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
Cash Out Refinance                     789         $ 154,700,449        15.68%
Purchase                             3,891           686,132,149        69.53
Rate/Term Refinance                    814           146,009,874        14.80
--------------------------------------------------------------------------------
      Total                          5,494         $ 986,842,472       100.00%
--------------------------------------------------------------------------------

            Documentation Type of the Mortgage Loans Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Documentation Type                    Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
Full Documentation                    2,959         $ 513,175,013        52.00%
No Documentation                        681           123,743,285        12.54
Preferred                                82            16,839,896         1.71
Reduced Documentation                 1,772           333,084,278        33.75
--------------------------------------------------------------------------------
      Total                           5,494         $ 986,842,472       100.00%
--------------------------------------------------------------------------------

   Original Terms to Stated Maturity of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Original Term                         Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
240 Months                               2             $ 297,197         0.03%
300 Months                               2               372,162         0.04
360 Months                           5,490           986,173,113        99.93
--------------------------------------------------------------------------------
      Total                          5,494         $ 986,842,472       100.00%
--------------------------------------------------------------------------------

Minimum Original Term to Stated Maturity (Mths):         240
Maximum Original Term to Stated Maturity (Mths):         360
Weighted Average Orig. Term to Stated Mat. (Mths):       360

  Remaining Terms to Stated Maturity of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Stated Remaining Term (Months)        Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
              180 -  239                  2            $ 297,197         0.03%
              240 -  299                  2              372,162         0.04
              300 -  359              5,326          958,409,929        97.12
              360 -  360                164           27,763,184         2.81
--------------------------------------------------------------------------------
                 Total                5,494        $ 986,842,472       100.00%
--------------------------------------------------------------------------------

Minimum Remaining Term to Stated Maturity (Mths):        236
Maximum Remaining Term to Stated Maturity (Mths):        360
Weighted Average Rem. Term to Stated Mat. (Mths):        358

                 Index of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Index                                 Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
1 Year CMT                           1,619         $ 277,023,948        28.07%
1 Year Libor                         1,709           331,525,160        33.59
6 Month Libor                        2,166           378,293,364        38.33
--------------------------------------------------------------------------------
      Total                          5,494         $ 986,842,472       100.00%
--------------------------------------------------------------------------------

       Rate Adjustment Frequency of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Rate Adjustment Frequency             Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
6 Month                              2,166          $ 378,293,364        38.33%
12 Month                             3,328            608,549,108        61.67
--------------------------------------------------------------------------------
      Total                          5,494          $ 986,842,472       100.00%
--------------------------------------------------------------------------------

    Months to Next Rate Adjustment* of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Months to Next Rate Adjustment        Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
               25 -  27                   2             $ 384,865         0.04%
               28 -  30                   5               875,497         0.09
               31 -  33                 382            69,349,871         7.03
               34 -  36                 545            95,879,437         9.72
               46 -  48                   3               554,192         0.06
               49 -  51                  11             2,005,006         0.20
               52 -  54                  35             7,280,243         0.74
               55 -  57               1,390           241,957,587        24.52
               58 -  60               2,502           463,227,321        46.94
               73 -  75                   2               392,241         0.04
               76 -  78                   3               459,124         0.05
               79 -  81                 477            80,866,249         8.19
               82 -  84                 137            23,610,840         2.39
--------------------------------------------------------------------------------
                Total                 5,494         $ 986,842,472       100.00%
--------------------------------------------------------------------------------

Weighted Average Months to Next Rate Adjustment :        56

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans  still in a hybrid  period and by using next rate  adjustment for loans that are fully indexed.

    Maximum Lifetime Mortgage Rate of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Maximum Mortgage Rates (%)            Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
            9.750 or Less            1,589          $ 295,137,980        29.91%
            9.751 -  10.000            735            132,179,469        13.39
           10.001 -  10.250            534             97,202,987         9.85
           10.251 -  10.500            569            103,418,756        10.48
           10.501 -  10.750            392             73,644,521         7.46
           10.751 -  11.000            353             65,628,878         6.65
           11.001 -  11.250            293             50,010,784         5.07
           11.251 -  11.500            231             40,496,983         4.10
           11.501 -  11.750            150             24,162,795         2.45
           11.751 -  12.000            117             19,021,546         1.93
           12.001 -  12.250             71             11,471,392         1.16
           12.251 -  12.500             33              5,062,767         0.51
           12.501 -  12.750             20              3,397,086         0.34
           12.751 -  13.000            404             65,453,376         6.63
           13.001 -  13.250              2                325,250         0.03
           13.251 -  13.500              1                227,900         0.02
--------------------------------------------------------------------------------
                Total                5,494          $ 986,842,472       100.00%
--------------------------------------------------------------------------------

Weighted Average Maximum Mortgage Rate:         10.439%

           Periodic Rate Cap of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Periodic Rate Cap (%)                 Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
No Cap                                396           $ 64,266,880         6.51%
1.000                               1,591            285,102,469        28.89
1.500                                   2                318,001         0.03
1.875                                   1                300,000         0.03
2.000                               3,501            636,134,722        64.46
2.250                                   1                421,458         0.04
5.000                                   2                298,941         0.03
--------------------------------------------------------------------------------
      Total                         5,494          $ 986,842,472       100.00%
--------------------------------------------------------------------------------

Weighted Average Periodic Rate Cap:          1.692%

           Initial Rate Cap of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Initial Rate Cap (%)                 Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
No Cap                                  396          $ 64,266,880         6.51%
2.000                                   354            64,582,411         6.54
3.000                                   460            84,223,074         8.53
5.000                                 4,107           745,405,784        75.53
6.000                                   177            28,364,323         2.87
--------------------------------------------------------------------------------
      Total                           5,494         $ 986,842,472       100.00%
--------------------------------------------------------------------------------

Weighted Average Initial Rate Cap:          4.638%

             Gross Margin of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Gross Margins (%)                     Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
            1.501 -  2.000                9          $ 2,252,200         0.23%
            2.001 -  2.500            3,386          629,925,833        63.83
            2.501 -  3.000            2,037          345,372,212        35.00
            3.001 -  3.500               27            4,185,995         0.42
            3.501 -  4.000               14            2,079,769         0.21
            4.001 -  4.500                7              763,446         0.08
            4.501 -  5.000               14            2,263,017         0.23
--------------------------------------------------------------------------------
                 Total                5,494        $ 986,842,472       100.00%
--------------------------------------------------------------------------------

Weighted Average Gross Margin:           2.440%

         Interest Only Feature of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
                                    Mortgage      Outstanding as of     Mortgage
Interest Only Feature                 Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
None                                  2,584         $ 451,407,193        45.74%
3 Years                               1,265           226,372,749        22.94
5 Years                                 208            35,792,254         3.63
7 Years                               1,355           258,867,421        26.23
10 Years                                 82            14,402,855         1.46
--------------------------------------------------------------------------------
      Total                           5,494         $ 986,842,472       100.00%
--------------------------------------------------------------------------------

   Original Prepayment Penalty Term of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Scheduled
                                    Number of     Principal Balance      % of
Original Prepayment Penalty Term    Mortgage      Outstanding as of     Mortgage
(Months)                              Loans         Cut-off Date         Loans
--------------------------------------------------------------------------------
None                                 4,888         $ 884,318,088        89.61%
4                                        2               522,903         0.05
6                                        3               948,457         0.10
7                                        3               640,691         0.06
12                                      12             2,448,263         0.25
24                                       6             1,031,370         0.10
30                                       2               464,455         0.05
36                                     578            96,468,246         9.78
--------------------------------------------------------------------------------
      Total                          5,494         $ 986,842,472       100.00%
--------------------------------------------------------------------------------